EXHIBIT 10.2

CYBERONICS, INC.

AND

WELLS FARGO BANK, NATIONAL ASSOCIATION

As Trustee

_______________________________

SUPPLEMENTAL INDENTURE

Dated as of April 18, 2008

to

Indenture

Dated as of September 27, 2005

3.0% Senior Subordinated Convertible Notes Due 2012

SUPPLEMENTAL INDENTURE, dated as of April 18, 2008 (this “Supplemental Indenture”), between CYBERONICS, INC., a Delaware corporation (the “Company”) and WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association duly organized under the laws of the United States, as trustee (the “Trustee”).  All capitalized terms used and not defined herein shall have the respective meanings assigned to them in the Indenture (as defined below).

WHEREAS, the Company and the Trustee are parties to an Indenture, dated as of September 27, 2005 (the “Indenture”), pursuant to which the Company issued its 3.0% Senior Subordinated Convertible Notes Due 2012 (the “Securities”);

WHEREAS, Section 7.2 of the Indenture provides that the Company and the Trustee may amend the Indenture and the Securities without the consent of any Holders of Securities to add to the covenants of the Company or provide Guarantees for the benefit of the Holders of Securities;

WHEREAS, the directors of the Company have authorized and approved the amendments to the Indenture set forth herein and will deliver to the Trustee resolutions of the Board of Directors to that effect (the “Amendments”);

WHEREAS, the execution and delivery of this Supplemental Indenture have been duly authorized and all conditions and requirements necessary to make this Supplemental Indenture a valid and binding agreement have been performed and complied with;

NOW, THEREFORE, for and in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, it is mutually covenanted and agreed, for the equal proportionate benefit of all Holders of the Securities, as follows:

ARTICLE I

AMENDMENTS TO INDENTURE

Section 1.1                                The following definitions are hereby added to Section 1.1, as alphabetically appropriate:

“Company Optional Repurchase Notice” shall have the meaning specified in Section 11.2(b) hereof.

“Optional Repurchase Date” shall have the meaning specified in Section 11.2(a) hereof.

“Optional Repurchase Price” shall have the meaning specified in Section 11.2(a) hereof.

“Optional Repurchase Right” shall have the meaning specified in Section 11.2(a) hereof.

Section 1.2    Section 11.2 is hereby amended and restated to read in its entirety as set forth below:

SECTION 11.2    Repurchase at Option of Holders.

(a)           On December 27, 2011 (the “Optional Repurchase Date”), each Holder shall have the right (the “Optional Repurchase Right”) at the Holder’s option, but subject to the provisions of Section 11.2(b)-(i) hereof, to require the Company to repurchase, and upon the exercise of such right the Company shall repurchase, all of such Holder’s Securities or any portion of the principal amount thereof that is equal to $1,000 or any integral multiple thereof (provided, however, that no single Security may be repurchased in part unless the portion of the principal amount of such Security to be Outstanding after such repurchase is equal to $1,000 or integral multiples thereof), at a purchase price in cash equal to 100% of the principal amount of the Securities to be repurchased (the “Optional Repurchase Price”), plus interest accrued and unpaid to, but excluding, the Optional Repurchase Date.

(b)           Prior to or on the 20th Business Day before the Optional Repurchase Date, the Company shall give to all Holders of Securities notice (the “Company Optional Repurchase Notice”) in the manner provided in Section 14.2 hereof, of the Optional Repurchase Right set forth herein.  The Company shall also deliver a copy of the Company Optional Repurchase Notice to the Trustee.  The Company Optional Repurchase Notice shall state:

(1)           the Optional Repurchase Price;

(2)           a description of the procedure which a Holder must follow to exercise an Optional Repurchase Right, and the place or places where such Securities are to be surrendered for payment of the Optional Repurchase Price and accrued and unpaid interest, if any;

(3)           that on the Optional Repurchase Date the Optional Repurchase Price and accrued and unpaid interest, if any, will become due and payable upon each such Security designated by the Holder to be repurchased, and that interest thereon shall cease to accrue on and after said date;

(4)           the Conversion Rate then in effect, the date on which the right to convert the Securities to be repurchased will terminate and the place where such Securities may be surrendered for conversion; and

(5)           the place or places where such Securities, together with the Optional Repurchase notice included in Exhibit A annexed hereto are to be delivered for payment of the Optional Repurchase Price and accrued and unpaid interest, if any.

No failure of the Company to give the foregoing notices or defect therein shall limit any Holder’s right to exercise an Optional Repurchase Right or affect the validity of the proceedings for the repurchase of Securities.

(c)           If any of the foregoing provisions or other provisions of this Article 11 are inconsistent with applicable law, such law shall govern.

(d)           To exercise an Optional Repurchase Right, a Holder shall deliver to the Trustee prior to the close of business on the Business Day immediately preceding the Optional Repurchase Date:

(1)           written notice of the Holder’s exercise of such right, which notice shall set forth the name of the Holder, the principal amount of the Securities to be repurchased (and, if any Security is to be repurchased in part, the serial number thereof, the portion of the principal amount thereof to be repurchased) and a statement that an election to exercise the Optional Repurchase Right is being made thereby, substantially in the form attached hereto as the Optional Repurchase notice included in Exhibit A annexed hereto; and

(2)           the Securities with respect to which the Optional Repurchase Right is being exercised.

Such written notice shall be irrevocable unless the Company defaults in its obligation to pay the Optional Repurchase Price on the Optional Repurchase Date as required herein.

(e)           In the event an Optional Repurchase Right shall be exercised in accordance with the terms hereof, the Company shall pay or cause to be paid to the Trustee the Optional Repurchase Price and any accrued and unpaid interest in cash for payment to the Holder on the Optional Repurchase Date.

(f)           If any Security (or portion thereof) surrendered for repurchase shall not be so paid on the Optional Repurchase Date, the principal amount of such Security (or portion thereof, as the case may be) shall, until paid, bear interest to the extent permitted by applicable law from the Optional Repurchase Date at the Interest Rate, and each Security shall remain convertible into Common Stock until the principal of such Security (or portion thereof, as the case may be) shall have been paid.

(g)           Any Security which is to be repurchased only in part shall be surrendered to the Trustee (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by the Holder thereof or his attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and make available for delivery to the Holder of such Security without service charge, a new Security or Securities, containing identical terms and conditions, each in an authorized denomination in aggregate principal amount equal to and in exchange for the unrepurchased portion of the principal of the Security so surrendered.

(h)           All Securities delivered for repurchase shall be delivered to the Trustee to be canceled at the direction of the Trustee, which shall dispose of the same as provided in Section 2.15 hereof.

Section 1.3    Exhibit A shall be amended to include the Optional Repurchase notice attached hereto as Annex A.

ARTICLE II

MISCELLANEOUS PROVISIONS

Section 2.1    Upon execution and delivery of this Supplemental Indenture, the terms and conditions of this Supplemental Indenture shall be part of the terms and conditions of this Indenture for any and all purposes, and all the terms and conditions of both shall be read together as though they constitute one and the same instrument, except that in the case of conflict, the provisions of this Supplemental Indenture will control.

Section 2.2    Each of the Company and the Trustee hereby confirms and reaffirms the Indenture, as amended and supplemented by this Supplemental Indenture.

Section 2.3    The Parties may sign any number of copies of this Supplemental Indenture.  Each signed copy shall be an original, but all of them together shall represent the same agreement.  One copy is enough to prove this Supplemental Indenture.

Section 2.4    All provisions of this Supplemental Indenture shall be deemed to be incorporated in, and made a part of, the Indenture; and the Indenture, as amended and supplemented by this Supplemental Indenture, shall be read, taken and construed as one and the same instrument.

Section 2.5    The recitals contained herein shall be taken as the statements of the Company, and the Trustee assumes no responsibility for their correctness.  The Trustee shall not be liable or responsible for the validity or sufficiency of this Supplemental Indenture or the due authorization of this Supplemental Indenture by the Company.  In entering into this Supplemental Indenture, the Trustee shall be entitled to the benefit of every provision of the Indenture relating to the conduct of, affecting the liability of or according protection to the Trustee, whether or not elsewhere herein so provided.

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IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed as of the day and year written above.

CYBERONICS, INC.

By: /s/ Daniel J. Moore
Daniel J. Moore
President & Chief Executive Officer

WELLS FARGO BANK, NATIONAL ASSOCIATION,
solely in its capacity as indenture trustee and not in its
individual capacity

By: /s/ Julie J. Becker
[Name] Julie J. Becker
[Title] Vice President

ANNEX A

OPTIONAL REPURCHASE

NOTICE OF EXERCISE OF REPURCHASE RIGHT

TO:         CYBERONICS, INC.

100 Cyberonics Boulevard

Houston, Texas  77058

Attention: [ ]

The undersigned registered owner of this Security irrevocably acknowledges receipt of the Company Optional Repurchase Notice from Cyberonics, Inc. (the “Company”) and requests and instructs the Company to repay the entire principal amount of this Security, or the portion thereof (which is $1,000 principal amount or an integral multiple thereof) below designated, in accordance with the terms of the Indenture referred to in this Security, together with interest accrued and unpaid, but excluding such date, to the registered holder hereof, in cash.

Dated:	Your Name:
(Print your name exactly as it appears on the face of this Security)
Your Signature:
(Sign exactly as your name appears on the face of this Security)
Signature Guarantee*:

Social Security or other Taxpayer Identification Number:

Principal amount to be repaid (if less than all): $

*Participant is a recognized Signature Guarantee Medallion Program (or other signature guarantor acceptable to the Trustee).

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